Goodwill and Intangible Assets - Schedule of Future Amortization Expense for Intangible Assets (Detail) - Cypress Holdings Inc And Subsidiaries [Member] - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite Lived Intangible Assets Future Amortization Expense [Line Items]
2021	$ 49,318
2022	98,627	$ 98,627
2023	98,333	98,627
2024	80,731	98,333
2025	72,263	80,731
2025		72,263
Thereafter	672,866
Thereafter		672,866
Total	$ 1,072,138	$ 1,121,447	$ 1,220,047